Rule 497(e)

Registration Nos. 333-146827

Innovator ETFs Trust

Innovator Laddered Allocation Buffer ETF™

Innovator Laddered Allocation Power Buffer ETF™

(each, a “Fund” and collectively, the “Funds”)

Supplement to Each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
Dated February 28, 2024

Dated March 29, 2024

Effective April 1, 2024, the Board of Trustees of the Trust (the “Board”) and Innovator Capital Management, LLC (“Innovator”), as investment adviser of each Fund, have agreed to reduce the unitary management fee paid to Innovator from 0.20% to 0.10%. In connection therewith, the Board and Innovator have approved removing the 0.10% waiver of management fees agreed to by Innovator by terminating the respective expense limitation agreement for each Fund. Accordingly, notwithstanding anything to the contrary in each Fund’s summary prospectus, prospectus or statement of information, each Fund’s summary prospectus, prospectus and statement of additional information are revised in the manner set forth below.

1.	Summary Prospectus and Prospectus – Fees and Expenses of the Fund and Example

The disclosure set forth in the sections entitled “Fees and Expenses of the Fund” and “Example” for each Fund’s prospectus and summary prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.79%
Total Annual Fund Operating Expenses	0.89%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that Fund shareholders may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	1 Year	3 Years	5 Years	10 Years
	$91	$284	$493	$1,096

2.	Prospectus – Management of the Fund – Management Fee

The disclosure in the first and second paragraphs of the section entitled “Management of the Fund – Management Fee” in each Fund’s prospectus are deleted in their entirety and replaced with the following:

Pursuant to an amendment to the investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.10% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

In connection with the change in the Index that the Fund seeks to track, on August 11, 2020 the annual unitary management fee that the Fund paid to Innovator was reduced from 0.49% to 0.20% of the Fund’s average daily net assets. Additionally, the annual unitary management fee that the Fund pays to Innovator was reduced from 0.20% to 0.10% effective April 1, 2024, in connection with the removal of Innovator’s agreement to waive 0.10% of management fees.

2.	Statement of Additional Information – Investment Adviser and Other Service Providers

The disclosure in the table and sixth paragraph of the section entitled “Investment Adviser and Other Service Providers – Investment Adviser” of the Funds’ Statement of Additional Information are deleted in their entirety and replaced with the following:

Innovator IBD® Breakout Opportunities ETF	0.80%
Innovator Laddered Allocation Buffer ETF™	0.10%
Innovator Laddered Allocation Power Buffer ETF™	0.10%
Innovator Deepwater Frontier Tech ETF	0.70%
Innovator S&P Investment Grade Preferred ETF	0.47%
Innovator Gradient Tactical Rotation Strategy ETF	0.80%

Please Keep This Supplement With Your Summary Prospectus, Prospectus and Statement of Additional

Information For Future Reference